UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.03	Change in Credit Enhancement or Other External Support

Pursuant to the Designation of Required Subordinated Percentages, as filed as Exhibit 99.1 to this Current Report and incorporated herein by reference (the “Designation”), Discover Card Execution Note Trust (“DCENT”) has reduced the required enhancement percentages for all outstanding DiscoverSeries Class A Notes issued by DCENT as follows:

•	the Required Subordinated Percentage of Class B notes has been reduced from 7.284768% to 6.96202532%;

•	the Required Subordinated Percentage of Class C notes has been reduced from 9.271523% to 8.86075950%; and

•	the Required Subordinated Percentage of Class D notes has been reduced from 15.89404% to 10.75949368%.

Such reductions have resulted in the required subordination for the DiscoverSeries Class A notes to be 21%. Similar reductions have been made with respect to the required enhancement percentages for all outstanding DiscoverSeries Class B notes and Class C notes as specified in the Designation. The changes described in this paragraph are collectively referred to in this Current Report as, the “Credit Enhancement Reductions.” The Credit Enhancement Reductions are effective as of the date hereof.

In connection with the Credit Enhancement Reductions, Discover Bank, as Calculation Agent, has declared an Expected Principal Payment Date to occur on January 15, 2016 for the Class D(2009-1) Notes. A principal payment on the Class D(2009-1) Notes in the amount of $827,837,803 is expected to be made on such date. After giving effect to this repayment and prior increases and repayments of the Class D(2009-1) Notes, the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes will be $1,769,207,652.

Item 9.01	Exhibits

Exhibit 99.1	Designation of Required Subordinated Percentages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2016

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer